Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Return Stacked® Global Stocks & Bonds ETF (RSSB)

listed on Cboe BZX Exchange, Inc.

November 6, 2023

Supplement to the

RSSB Summary Prospectus dated February 6, 2023, and Statutory Prospectus dated February 6, 2023, as supplemented

This supplement provides technical clarifications to the principal investment strategy description of the Return Stacked® Global Stocks & Bonds ETF (the “Fund”). In particular, the description is being revised to clarify the Fund’s ability to invest in individual equity securities and equity index futures contracts, and to reflect the Fund’s target exposure to the Fund’s global equity investments and the Fund’s U.S. Treasury futures strategy.

The last two sentences of the first paragraph under “Principal Investment Strategies” in the “Fund Summary” section are amended and restated to read as follows:

Essentially, one dollar invested in the Fund provides approximately one dollar of exposure to the Fund’s global equity investments and approximately one dollar of exposure to the Fund’s U.S. Treasury futures strategy. So, the return of the U.S. Treasury futures strategy (minus the cost of financing) is essentially stacked on top of the returns of the global equity strategy.

The second paragraph under the sub-heading “Global Equity Exposure” is deleted and replaced with the following:

The Sub-Adviser will seek to construct the Fund’s global equity portfolio to reflect the overall global equity markets on a market capitalization weighted basis. To do so, the Fund will invest in global equity ETFs (which are ETFs that invest primarily in the equity securities of companies located throughout the world), other broad-based ETFs that provide exposure to the global equity market, individual equity securities, and equity index futures contracts.

For example, rather than hold a global equity ETF, the Fund may:

●	Hold multiple ETFs that, together, provide similar exposure (e.g., a combination of U.S. equity ETFs, international equity ETFs, and emerging markets ETFs);
●	Hold individual securities that, together, provide similar exposure (e.g., through a basket of securities representing the underlying holdings of a global equity ETF);
●	Hold equity index futures contracts that, together, provide similar exposure; or
●	Employ a combination of the above holdings, so the aggregated investment provides similar exposure.

The Fund’s investment in global equity ETFs (or a combination of ETFs, individual securities providing global equity market exposure) will generally comprise between 75% and 80% of the Fund’s portfolio. The remaining exposure to global equities will generally be achieved through equity index futures. The equity index futures may be linked to leading indices from developed, emerging, and global markets.

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Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

The last sentence of the first paragraph under the sub-heading “U.S. Treasury Futures Exposure” is amended and restated to read as follows:

Under normal circumstances, the Fund’s aggregate U.S. Treasury futures contracts position will represent a “notional exposure” (i.e., the total underlying amount of exposure created by a derivatives trade) of approximately 100% of the Fund’s net assets.

The paragraph under the sub-heading “Collateral – U.S. Treasury Futures” is amended and restated to read as follows:

The Fund expects to invest approximately 0% to 25% of its net assets in U.S. Treasury bills, money market funds, cash, and cash equivalents (e.g., high quality commercial paper and similar instruments that are rated investment grade or, if unrated, of comparable quality, as the Adviser or Sub-Adviser determines), that provide liquidity, serve as margin or collateralize the Fund’s investments in futures contracts.

Please retain this Supplement for future reference.

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